Exhibit 99.2
                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO SECTION 906
              OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for the 401K Plan for Employees of New England Business Service, Inc. (the "Plan") on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel M. Junius, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.  The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2003

/s/ Daniel M. Junius
----------------------------------------
Daniel M. Junius
Executive Vice President,
Chief Financial Officer and Treasurer

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